UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8th, 2018

Galenfeha, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-188800	46-2283393
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

420 Throckmorton Street, Suite 200	76102
Ft. Worth, Texas 76102	(Zip Code)
(Address of principal executive offices)

(817) 945-6448
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

In June of 2017, and July of 2017 the Company entered into two Convertible Promissory Notes with PowerUp Lending Group, LTD, of which details of the notes can be found in the Company’s latest regulatory filings on Form 10Q.

As of the date of this filing, both of these notes have been paid in full and extinguished, and there is no common stock remaining to be converted. A copy of the final note payoff has been attached to this filing as an exhibit.

Item 8.01 Other Events

On February 08, 2018, Galenfeha, Inc. issued a press release regarding the payment of all convertible debentures. A copy of the press release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Note Termination Agreement

Exhibit 99.2	Press Release dated February 08, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2018

GALENFEHA, INC.

/s/ James Ketner
James Ketner
President/CEO